Affirmative Insurance Holdings, Inc. (Form: 8-K)	Page 1 of 3

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2005

Affirmative Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50795	75-2770432

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas		75001

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	972-728-6300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Affirmative Insurance Holdings, Inc. (Form: 8-K)	Page 2 of 3

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Presentation

Item 7.01. Regulation FD Disclosure.

On February 15, 2005, Thomas E. Mangold, the Chief Executive Officer of Affirmative Insurance Holdings, Inc., will make a presentation at the New York Society of Security Analysts’ 9th Annual Insurance Industry Conference. A copy of the presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of Affirmative’s filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 — Presentation to the New York Society of Security Analysts’ 9th Annual Insurance Industry Conference

Affirmative Insurance Holdings, Inc. (Form: 8-K)	Page 3 of 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affirmative Insurance Holdings, Inc.
February 15, 2005	By:	Timothy A. Bienek
		Name:	Timothy A. Bienek
Title: Executive Vice President and Chief Financial Officer